UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023

ShoulderUp Technology Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41076	87-1730135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Townpark Drive, Suite 300 Kennesaw, GA	30144
(Address of Principal Executive Offices)	(Zip Code)

(970) 924-0446

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SUAC.U	The New York Stock Exchange
Class A common stock, $0.0001 par value	SUAC	The New York Stock Exchange
Redeemable warrants	SUAC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 2, 2023, the Board Directors appointed Rashaun Williams as a director of the Company to fill the vacancy resulting from the unexpected passing of Mr. Vincent Stewart, the former Chairman of the Board of Directors. Mr. Williams’ initial term will expire on the date of the third annual meeting of the stockholders. Mr. Williams will not receive any cash compensation for services rendered as a director of the Company.

Rashaun Williams is a venture capitalist, family office investor and adjunct professor with over 150 investments under his belt and over 40 exits. Mr. Williams is currently a general partner in the MVP All-Star Fund, a late stage tech fund; a private equity investor out of his family office Value Investment Group and adjunct professor at Morehouse College. He co-founded venture capital fund Queensbridge Venture Partners where he was an early investor in companies like Robinhood, Coinbase, Casper, Ring, PillPack, Lyft & Dropbox. Over the last twenty years he has been primarily responsible for bringing capital to emerging, diverse and alternative markets while working at Wall Street firms such as Goldman Sachs, Wachovia Securities & Deutsche Bank. In 2007 he founded Dixsville Partners, a private equity fund investing in infrastructure development and mineral companies in West Africa. Mr. Williams has successfully started, invested in and exited several companies. With a passion for financial literacy and entrepreneurship Mr. Williams founded the Kemet Institute in 2001, a non-profit focused on providing free financial literacy, entrepreneurship and life skills classes to under-served communities and schools. In 2015 he was appointed to the Board of Trustees for Fisk University. He is a member of Kappa Alpha Psi, Inc. and summa cum laude graduate of Morehouse College.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShoulderUp Technology Acquisition Corp.

Dated: May 5, 2023	By:	/s/ Phyllis Newhouse
	Name:	Phyllis Newhouse
	Title:	Chief Executive Officer

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